Exhibit 10.3

Prepared by and after

recording return to:

Richard S. Arfa, Esq.

831 East Morehead Street, Suite 550

Charlotte, NC 28202

ASSIGNMENT AND ASSUMPTION OF LEASES

For and in consideration of Ten Dollars ($10.00) in hand paid, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, PERIMETER WOODS RETAIL SAE, LLC, a North Carolina limited liability company (“Assignor”), hereby assigns to INLAND DIVERSIFIED CHARLOTTE PERIMETER WOODS, L.L.C., a Delaware limited liability company (“Assignee”), and its successors and assigns, and Assignee hereby assumes all of Assignor’s right, title and interest in, to and under those certain leases described on Exhibit A attached hereto and made a part hereof (the “Leases”), which Leases relate to that certain real property legally described on Exhibit B attached hereto and made a part hereof.  Assignor shall remain responsible and liable for all liabilities and expenses and landlord obligations relating to the Leases that occurred and accrued prior to the effective date of this Assignment and Assumption of Leases (this “Assignment”).  Assignee shall be responsible and liable for all liabilities and expenses and landlord obligations relating to the Leases that occur and accrue on or after the effective date of this Assignment.

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment to be effective as of the 1st day of June, 2011.

[Signature blocks and acknowledgments on following pages]

ASSIGNOR:

PERIMETER WOODS RETAIL SAE, LLC, a North Carolina limited liability company

By: PERIMETER WOODS DEVELOPMENT, LLC, a North Carolina limited liability company
Its: Manager

By:	/s/ John Collett
Name:	John Collett
Its:	Manager

Mecklenburg County, State of  North Carolina

I certify that the following person(s) personally appeared before me this day, each acknowledging to me that he or she signed
the foregoing document:	John Collett
name(s) of principal(s)

Date:	May 31, 2011	/s/ Lorraine A. Carroll
(official signature of Notary)

		Lorraine A. Carroll	, Notary Public
(Notary’s printed or typed name)

	(Official Seal)	My commission expires:	October 12, 2013

ASSIGNEE:

Inland Diversified Charlotte Perimeter Woods, L.L.C.
a Delaware limited liability company

By:	Inland Diversified Real Estate Trust, Inc.,
a Maryland corporation, its sole member

By:	/s/ Lou T. Quilici
Name:	Lou T. Quilici
Its:	Authorized Agent

Lake County, State of Illinois

I certify that the following person(s) personally appeared before me this day, each acknowledging to me that he or she signed the foregoing document:

Lou T. Quilici
name(s) of principal(s)

Date:	5/31/11	/s/ Michael A. Shlau
(official signature of Notary)

		Michael A. Shlau	, Notary Public
(Notary’s printed or typed name)

	(Official Seal)	My commission expires:

Exhibit A

LIST OF LEASES

(See attached Rent Roll)